                              SUBJECT TO REVISION
                    SERIES TERM SHEET, DATED APRIL 12, 1999

                 American Express Credit Account Master Trust
                                    Issuer

                        American Express Centurion Bank
             American Express Receivables Financing Corporation II
                                  Transferors

            American Express Travel Related Services Company, Inc.
                                   Servicer

                                 SERIES 1999-1

              $865,000,000 Class A __% Asset Backed Certificates
               $60,000,000 Class B __% Asset Backed Certificates

         THE SERIES 1999-1 CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRANSFERORS OR ANY AFFILIATE THEREOF. NONE OF THE SERIES 1999-1 CERTIFICATES, THE UNDERLYING ACCOUNTS OR THE RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE SERIES 1999-1 CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE SERIES 1999-1 CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY, LIMITED IN NATURE AND SUBJECT TO COMPLETION OR AMENDMENT AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 1999-1 CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                   Underwriters of the Class A Certificates
Goldman, Sachs & Co.
                 Credit Suisse First Boston
                                    Lehman Brothers
                                        NationsBanc Montgomery Securities LLC
Blaylock & Partners L.P.                      Utendahl Capital Partners, L.P.

                   Underwriters of the Class B Certificates
Goldman, Sachs & Co.                                          Lehman Brothers

                           SUMMARY OF SERIES TERMS

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1999-1 Supplement to the Pooling and Servicing Agreement. The information below addresses only certain limited aspects of the Series 1999-1 Certificates and their investment characteristics and does not purport to provide a complete description of such Series 1999-1 Certificates

Issuer...............................................       American Express Credit Account Master Trust.
Title of Securities..................................       Class A __% Asset Backed Certificates, Series 1999-1.

                                                            Class B __% Asset Backed Certificates, Series 1999-1.
Initial Invested Amount..............................       $1,000,000,000.
Class A Initial Invested Amount......................       $865,000,000.
Class B Initial Invested Amount......................       $60,000,000.
Collateral Initial Invested Amount...................       $75,000,000.
Class A Certificate Rate.............................       ____% per annum.
Class B Certificate Rate.............................       ____% per annum.
Distribution Dates...................................       The  fifteenth day of each month (or, if that day is not
                                                            a  business  day,  the next  business  day);  the  first
                                                            distribution date is May 17, 1999.
Expected Final Payment Date..........................       The April 2004 distribution date.
Controlled Accumulation Amount.......................       For each  distribution date with respect to the
                                                            controlled accumulation period, $77,083,333.34.
                                                            However, if the beginning of the controlled
                                                            accumulation period is delayed, the controlled
                                                            accumulation  amount  would be greater. The controlled
                                                            accumulation  period is  scheduled to commence at the
                                                            close of  business on the last day of the March 2003
                                                            monthly period.
Series Issuance Date.................................       April __, 1999.
Series Termination Date..............................       The November 2006 distribution date.
Group................................................       Group I.

                         SUMMARY OF SERIES PROVISIONS


THE TRUST

The certificates will be issued by the American Express Credit Account Master Trust. The trust is a master trust and its trustee is The Bank of New York.

THE TRANSFERORS AND THE SERVICER

American Express Centurion Bank and American Express Receivables Financing Corporation II are the transferors of the receivables to the trust and American Express Travel Related Services Company, Inc. is the servicer of the receivables.

OFFERED SECURITIES

American Express Credit Account Master Trust is offering:

$865,000,000 of Class A Certificates; and

$60,000,000 of Class B Certificates.

In this document, references to Series 1999-1 Certificates include both Class A and Class B Certificates.

Beneficial interests in the Series 1999-1 Certificates may be purchased in minimum denominations of $1,000 and integral multiples of $1,000.

The Series 1999-1 Certificates are expected to be issued on April __, 1999.

Distribution Dates

The distribution dates for the Series 1999-1 Certificates will commence May 17, 1999 and, after that, will be the 15th day of each month, if the 15th day is a business day and, if not, the following business day.

Interest

Interest on the Series 1999-1 Certificates will be paid on each distribution date. Interest for each distribution date will accrue from and including the preceding distribution date to but excluding that distribution date. However, interest paid on the first distribution date will accrue from and including the series issuance date to but excluding that first distribution date. Interest accrued on the Series 1999-1 Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Class A Certificates will bear interest at ______% per annum.

The Class B Certificates will bear interest at ______% per annum.

Principal

Principal on the Series 1999-1 Certificates is expected to be paid on the April 2004 distribution date, or, if that date is not a business day, the next business day; however, certain circumstances could cause principal to be paid earlier or later, or in reduced amounts. There is no penalty for early or late payment of principal. If certain adverse events known as pay-out events occur, principal may be paid earlier than expected. If collections of the credit card receivables are less than expected or are collected more slowly than expected, then principal payments may be delayed. No principal will be paid on the Class B Certificates until the Class A Certificates are paid in full. The final payment of principal and interest on the Series 1999-1 Certificates will be made no later than the November 2006 distribution date.

THE COLLATERAL INTEREST

The trust is also issuing an interest in the assets of the trust that is subordinated to the Series 1999-1 Certificates called the collateral interest.

The initial size of the collateral interest is $75,000,000, representing 7.50% of the initial aggregate principal amount of the Series 1999-1 Certificates and the collateral interest. The holder of the collateral interest will have voting and certain other rights as if the collateral interest were a subordinated class of Series 1999-1 Certificates.

The collateral interest is not being offered through the prospectus supplement and accompanying prospectus.

CREDIT ENHANCEMENT

Credit enhancement for the Series 1999-1 Certificates is for the benefit of Series 1999-1 only and you are not entitled to the benefits of any credit enhancement available to other series.

Subordination of the Class B Certificates provides credit enhancement for the Class A Certificates. Subordination of the collateral interest provides credit enhancement for both the Class A Certificates and the Class B Certificates. The collateral invested amount and the Class B invested amount must be reduced to zero before the Class A invested amount will suffer any loss of principal or interest. The collateral invested amount must be reduced to zero before the Class B invested amount will suffer any loss of principal or interest.

OTHER INTERESTS IN THE TRUST

Other Series of Certificates

The trust has issued other series of certificates and expects to issue additional series of certificates. When issued by the trust, the certificates of each of those series also represent an interest in the assets of the trust. The trust may issue additional series with terms that may be different from any other series without the prior review or consent of any certificateholders. The material terms of the previously issued and outstanding series of certificates are described in Annex I hereto.

The Transferor Certificates

The interest in the trust not represented by the Series 1999-1 Certificates, the collateral interest and the other interests issued by the trust is the transferors' interest and is represented by the transferor certificates. The transferors' interest does not provide credit enhancement for your series or any other series.

THE RECEIVABLES

The primary assets of the trust are receivables in designated
Optima(Registered)* Card, Optima Line of Credit and Sign & Travel(Registered)* revolving credit accounts and, in the future, may include other charge or credit accounts or products. The receivables consist of principal receivables and finance charge receivables.

COLLECTIONS BY THE SERVICER

The servicer will collect payments on the receivables, will deposit those collections in an account and will keep track of those collections that are finance charge receivables and those that are principal receivables.

ALLOCATIONS TO YOU AND YOUR SERIES

Each month, the Servicer will allocate collections of finance charge receivables, collections of principal receivables and the amount of receivables that are not collected and are written off as uncollectible, called the defaulted amount. Set forth below, is a brief description of how these finance charge collections, principal collections and defaulted amounts are allocated to you and your series, addressed in four steps. Allocations of finance charge collections involve each of Steps 1, 2, 3 and 4. However, allocations of principal collections and the defaulted amount involve only Steps 1, 2 and 4.

The following discussion is a simplified description of certain allocation provisions and is qualified by the full descriptions of these provisions in the Series 1999-1 prospectus supplement and the accompanying prospectus.

Step 1: Allocations Among Series

Finance Charge Collections, Principal Collections and Defaulted Amount: Each month, the servicer will allocate finance charge collections, principal collections and the defaulted amount among:

      o your series, based on the size of its invested amount (initially $1,000,000,000); and

--------
*Optima(Registered) and Sign & Travel(Registered) are federally registered servicemarks of American Express Company and its affiliates.

       o other outstanding series, based on the sizes of their respective invested amounts.

Step 2: Allocations Within Your Series

Finance Charge Collections, Principal Collections and Defaulted Amount:
Finance charge collections, principal collections and the defaulted amount that are allocated to your series in Step 1 will then be further allocated, based on varying percentages, between:

       o the Series 1999-1 Certificates and the collateral interest, based on the size of the invested amount of your series; and

       o the transferors' interest, which will receive the remainder of these finance charge collections, principal collections and defaulted amounts.

Step 3: Reallocations Among Series in Group I

Finance Charge Collections: Collections of finance charge receivables allocated to the Series 1999-1 Certificates and the collateral interest in Step 2 will then be combined with the collections of finance charge receivables allocated to any other series in Group I. These collections will then be reallocated among the series in Group I (including your series) based upon the relative size of the required payments to each series in Group I as compared to the total required payments of all series in Group I.

Step 4: Final Allocations Among Class A, Class B and the Collateral Interest

Finance Charge Collections, Principal Collections and Defaulted Amount: The finance charge collections reallocated to your series in Step 3, together with the principal collections and defaulted amount allocated to your series in Step 2, will then be further allocated, based on varying percentages, among:

       o the Class A Certificates, based on the Class A invested amount (initially $865,000,000;

       o the Class B Certificates, based on the Class B invested amount (initially $60,000,000); and

       o the collateral interest, based on the collateral invested amount (initially $75,000,000).

The Series 1999-1 Certificates will be the third series issued by the trust in Group I. Any issuance of a new series in Group I may reduce or increase the amount of finance charge collections allocated to the Series 1999-1 Certificates.

You are entitled to receive payments of interest and principal based upon allocations to your series. The invested amount, which is the primary basis for allocations to your series, is the sum of (a) the Class A invested amount,
(b) the Class B invested amount and (c) the collateral invested amount. The Class A invested amount, the Class B invested amount and the collateral invested amount will initially equal the outstanding principal amount of the Class A Certificates, the Class B Certificates and the collateral interest. The invested amount of a series or class will decline as a result of principal payments and may decline if receivables are written off or for other reasons. If the invested amount for your series or class declines, amounts allocated and available for payment to you may be reduced.

APPLICATIONS OF COLLECTIONS

Finance Charge Collections

Collections of finance charge receivables allocated to the Class A Certificates will be used to pay interest due to Class A and, under certain circumstances, Class A's portion of the servicing fee due to the servicer and to cover Class A's portion of receivables that are written off as uncollectible. Any remaining amount will become excess spread and be applied as described below.

Collections of finance charge receivables allocated to the Class B Certificates will be used to pay interest due to Class B and, under certain circumstances, Class B's portion of the servicing fee due to the servicer. Any remaining amount will become excess spread and be applied as described below.

Collections of finance charge receivables allocated to the collateral interest will be used, under certain circumstances, to pay the collateral interest's portion of the servicing fee due to the servicer. Any remaining amount will become excess spread and be applied as described below.

Excess Spread

Each month the excess spread will be used in the following order of priority:

       o first to make up deficiencies to Class A;

       o then to make up deficiencies to Class B;

       o then to pay interest on the collateral interest and to make up deficiencies to the collateral interest;

       o then to make up deficiencies to the servicer;

       o then to make up for reductions of the collateral invested amount if it is below its minimum required amount;

       o then to fund, if necessary, a reserve account maintained to cover certain interest payment shortfalls, if any;

       o then to pay any other amounts owing to the provider of the collateral interest; and

       o finally to other series or to the holders of the transferor certificates.

Principal Collections

Your series' share of principal collections will be applied each month as follows:

Collections of principal receivables allocated to the collateral interest and the Class B Certificates may be reallocated, if necessary, to make payments due on the Class A Certificates that have not been paid by either the Class A's share of collections of finance charge receivables or excess spread. If required Class A amounts are satisfied, the collateral interest also provides the same type of protection to the Class B Certificates.

Collections of principal receivables allocated to your series and not used as described in the preceding paragraph are combined with shared principal collections from other series, to the extent necessary and available, and treated as "available principal collections".

Available principal collections may be paid, or accumulated and then paid, to you as payments of principal. The amount, priority and timing of your principal payments, if any, depend on whether your series is in the revolving period, the controlled accumulation period or the early amortization period.

During the revolving period, no principal will be paid to you or accumulated in a trust account.

During the controlled accumulation period, principal collections will be deposited in a trust account, up to a controlled amount, to pay first the Class A invested amount, then to pay the Class B invested amount and then to pay the collateral invested amount on their expected final payment date.

During the early amortization period, principal collections will be used to pay first the Class A invested amount, then to pay the Class B invested amount and then to pay the collateral invested amount.

As available principal collections are accumulated for the Class A Certificates and the Class B Certificates during the controlled accumulation period, the minimum required credit enhancement (i.e., the collateral interest) will decrease and the available principal collections will be paid to the holder of the collateral interest to the extent of this decrease.

Collections of principal receivables allocated to your series and not used as described above may be paid to other series, to the extent necessary, or to the holders of the transferor certificates.

PAY-OUT EVENTS

Certain adverse events called pay-out events might lead to the start of an early amortization period. A pay-out event for your series will include the following events:

       o any transferor does not make any required payment or deposit within five business days of the date such payment or deposit is due;

       o any transferor materially violates any other obligation or agreement causing you to be adversely affected, if (a) the transferor does not remedy the violation within 60 days after it has received written notice and (b) you continue to be materially and adversely affected for the 60-day period;

       o any transferor provides certain representations, warranties or other information which were materially incorrect at the time they were provided causing you to be adversely affected, if (a) they continue to be materially incorrect 60 days after the transferor has received written notice and (b) you continue to be materially and adversely affected for the 60-day period;

       o a transferor fails to transfer additional assets to the trust within five business days after the date required;

       o certain defaults by the servicer that have a material adverse effect on you;

       o the net yield on the trust portfolio allocated to Series 1999-1 averaged over three consecutive months is less than the weighted average interest rate for Series 1999-1, calculated by taking into account the interest rate on Class A, Class B and the collateral interest, plus the servicing fee for Series 1999-1;

       o you are not paid in full on the expected final payment date;

       o any transferor is unable to transfer receivables to the trust as required under the pooling and servicing agreement;

       o certain events of insolvency or receivership relating to a transferor or other holder of the original transferor certificate; or

       o the trust becomes an "investment company" under the Investment Company Act of 1940.

REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS

Collections of finance charge receivables to be allocated to the investor certificates of each series in Group I will be combined and will be available for certain required payments to all series in Group I. These amounts will be reallocated pro rata, based on the size of the required payment for each of the series in Group I as compared with the total required payments for all of the series in Group I.

SHARED PRINCIPAL COLLECTIONS

This series will be included in a group of series designated as "principal sharing series." To the extent that collections of principal receivables allocated to this series are not needed to make payments or deposits to a trust account for the benefit of your series, these collections will be applied to cover principal payments for other principal sharing series, if any. Any reallocation for this purpose will not reduce the invested amount for your series. In addition, you may receive the benefits of collections of principal receivables and certain other amounts allocated to other principal sharing series designated to share collections of principal receivables with your series. However, there can be no assurance that the trust will issue additional principal sharing series designated to share collections of principal receivables with your series.

EXCESS FINANCE CHARGE COLLECTIONS

This series will be included in a group of series designated as "excess allocation series." To the extent that collections of finance charge receivables allocable to this series exceed the amount necessary to make required payments for this series payable from collections of finance charge receivables, such excess collections may be applied to cover shortfalls of collections of finance charge receivables allocable to other excess allocation series. In addition, you may receive the benefits of collections of finance charge receivables allocated to other excess allocation series designated to share collections of finance charge receivables with your series. However, there can be no assurance that the trust will issue additional excess allocation series designated to share collections of finance charge receivables with your series.

OPTIONAL REPURCHASE

The transferors have the option to repurchase your Series 1999-1 Certificates when the invested amount for your series has been reduced to 5% or less of the initial invested amount for your series.

REGISTRATION

The Series 1999-1 Certificates will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. You will not receive a definitive certificate representing your interest, except in limited circumstances.

You may elect to hold your Series 1999-1 Certificates through DTC, in the United States, or Cedelbank or the Euroclear System in Europe.

We expect that the Series 1999-1 Certificates will be delivered in book-entry form through the facilities of DTC, Cedelbank and Euroclear on or about April __, 1999.

TAX STATUS

Subject to important considerations described in the Prospectus, Orrick, Herrington & Sutcliffe LLP, as special tax counsel to the transferors, is of the opinion that under existing law your Series 1999-1 Certificates will be characterized as debt for federal income tax purposes and the trust will not be taxable as a corporation for such purposes.

ERISA CONSIDERATIONS

Subject to important considerations described in the prospectus supplement and prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

The Class B Certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

CERTIFICATE RATINGS

At issuance, the Class A Certificates will be rated in the highest rating category by at least one nationally recognized rating organization and the Class B Certificates will be rated in one of the three highest rating categories by at least one nationally recognized rating organization.

EXCHANGE LISTING

We will apply to list the Series 1999-1 Certificates on the Luxembourg Stock Exchange. We cannot guarantee that the application for the listing will be accepted. You should consult with Banque Generale du Luxembourg, the Luxembourg listing agent, for the Series 1999-1 Certificates, 50 J.F. Kennedy, L-2951, Luxembourg, phone number 352-4242-3175, to determine whether or not the Series 1999-1 Certificates are listed on the Luxembourg Stock Exchange.

                             THE TOTAL PORTFOLIO

General

         The primary assets of the trust (the "Trust Portfolio") are receivables (the "Receivables") generated from time to time in a portfolio of designated Optima Card, Optima Line of Credit and Sign & Travel revolving credit accounts and, in the future, may include other charge or credit accounts or products (collectively, the "Accounts").

         The Accounts were selected from the total portfolio of Optima Card, Optima Line of Credit and Sign & Travel accounts owned by Centurion (the "Total Portfolio") based upon the eligibility criteria specified in the Pooling and Servicing Agreement applied with respect to the Accounts as of their selection date. Set forth below is certain information with respect to the Total Portfolio. The Total Portfolio's yield, loss, delinquency and payment rate is comprised of segments which may, when taken individually, have yield, loss, delinquency and payment rate characteristics different from those of the overall Total Portfolio of credit card accounts. As of February 28, 1999, the Receivables in the Trust Portfolio represented approximately 48% of the Total Portfolio. Because the Trust Portfolio is only a portion of the Total Portfolio, actual yield, loss, delinquency and payment rate experience with respect to the Receivables has been and, in the future, may be different from that set forth below for the Total Portfolio. There can be no assurance that the yield, loss, delinquency and payment rate experience relating to the Receivables in the Trust Portfolio will be comparable to the historical experience relating to the receivables in the Total Portfolio set forth below.

Loss and Delinquency Experience

         The following tables set forth the loss and delinquency experience for the Total Portfolio for each of the periods shown.

                    Loss Experience of the Total Portfolio
                            (Dollars in Thousands)

                                                                         Year ended December 31,
                                                                    1998             1997              1996
                                                                 ----------        ----------       ----------
Average Receivables Outstanding (1)                             $14,401,299       $13,180,931      $10,535,181
Total Gross Charge-Offs (2)                                         971,146           888,025          664,702
Total Recoveries                                                    118,334           111,577          104,190
                                                               ------------      ------------     ------------
Total Net Charge-Offs (3)                                      $    852,812      $    776,448     $    560,512
                                                               ============      ============     ============
Total Net Charge-Offs as a Percentage of Average
  Receivables Outstanding                                             5.92%             5.89%            5.32%

---------------
(1) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.
(2) Total Gross Charge-Offs for each indicated period include charge-offs of principal, finance charges and certain fees for such period.
(3) Total Net Charge-Offs for each indicated period is equal to Total Gross Charge-Offs for such period, net of recoveries during such period.

  Average Receivables Delinquent as a Percentage of the Total Portfolio (1)
                            (Dollars in Thousands)

                                                          Year Ended December 31,
                                     1998                             1997                           1996
                      ------------------------------------------------------------------------------------------------
                                       Percentage of                    Percentage of                    Percentage of
                                          Average                          Average                          Average
                      Dollar Amount     Receivables     Dollar Amount    Receivables        Dollar        Receivables
                                      Outstanding (2)                  Outstanding (2)      Amount      Outstanding (2)
                                      ---------------                  ---------------      ------      ---------------
Average Receivables   $  14,401,299       100.00%       $  13,180,931      100.00%       $ 10,535,181       100.00%
  Outstanding (3)
Average Receivables
  Delinquent:
31 to 60 Days.......        225,604        1.57%              225,595       1.71%             181,542        1.72%
61 to 90 Days.......        113,929        0.79%              107,950       0.82%              79,733        0.76%
91 Days or More ....        154,796        1.07%              141,085       1.07%             103,384        0.98%
                      -------------        -----        -------------       -----        ------------        -----
       Total........  $     494,330        3.43%        $     474,629       3.60%        $    364,659        3.46%
                      =============        =====        =============       =====        ============        =====

---------------
(1) Average Receivables Delinquent for each indicated period is calculated as the average of month-end delinquent amounts for such period.
(2) The resulting percentages are the result of dividing the Average Receivables Delinquent for the indicated period by the Average Receivables Outstanding for such Period.
(3) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.

Revenue Experience

         The revenues for the Total Portfolio from finance charges and fees billed to account holders are set forth in the following table for each of the periods shown.

         The historical revenue figures in the tables include interest on purchases and cash advances and fees accrued during the cycle. Cash collections on the receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of finance charges and fees may exceed cash payments as amounts collected on receivables lag behind amounts billed to account holders. Conversely, as delinquencies decrease, cash payments may exceed billings of finance charges and fees as amounts collected in a current period may include amounts billed during prior periods. Revenues from finance charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic finance charges on the receivables, the amount of fees paid by account holders, the percentage of account holders who pay off their balances in full each month and do not incur periodic finance charges on purchases and changes in the level of delinquencies on the receivables.

                  Revenue Experience of the Total Portfolio
                            (Dollars in Thousands)

                                                                         Year ended December 31,
                                                                  1998              1997             1996
                                                               ------------  --------------      ----------
Average Receivables Outstanding (1)                             $14,401,299      $13,180,931       $10,535,181
Total Finance Charges and Fees Billed (2)                         2,223,302        2,007,506         1,598,793
Total Finance Charges and Fees Billed as a
  Percentage of Average Receivables Outstanding                       15.44%           15.23%            15.18%

---------------
(1) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.
(2) Total Finance Charges and Fees Billed are comprised of periodic finance charges, cash advance fees, annual membership fees and certain other fees.

         The revenues for the Total Portfolio shown in the table above are related to finance charges, together with certain fees, billed to holders of the accounts. The revenues related to finance charges depend in part upon the collective preference of account holders to use their accounts as revolving credit facilities for purchases and cash advances and paying off account balances over several months as opposed to convenience use, where the account holders prefer instead to pay off their entire account balance each month, thereby avoiding finance charges. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the Account Owners on the accounts in the Total Portfolio. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and other factors. Neither the Servicer nor any Account Owner nor any of their respective affiliates has any basis to predict how any future changes in the use of the accounts by account holders or in the terms of accounts may affect the revenue for the Total Portfolio.

Payment Rates

         The following table sets forth the highest and lowest account holder monthly payment rates for the Total Portfolio during any month in the period shown and the average account holder monthly payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. For the highest and lowest monthly payment rates, the numerator of the fraction is equal to all payments from account holders as posted to the accounts during the applicable month, and the denominator is equal to the aggregate amount of receivables billed to account holders during the prior month. For the monthly average payment rate, the numerator of the fraction is equal to all payments from account holders as posted to the accounts during the indicated period, divided by the number of months in the period, and the denominator is equal to the average of the month-end receivables balances for such period.

                            Account Holder Monthly Payment Rates of the Total Portfolio
                                                                           Year ended December 31,
                                                            ---------------------------------------------
                                                                  1998             1997              1996
                                                            ---------------  --------------   -----------
Lowest Month.........................................           14.53%           12.99%            9.98%
Highest Month........................................           15.33%           14.53%            12.66%
Monthly Average......................................           15.02%           13.68%            11.51%


                                   THE RECEIVABLES

         The Receivables (including Receivables in Accounts closed at the request of account holders) in the accounts, as of February 28, 1999, totaled
$7,657,255,428.00, comprised of $7,496,628,471.00 of principal receivables and $160,626,957.00 of finance charge receivables.

         In the following two paragraphs and in all of the following tables, references to "Accounts," "Receivables," "Receivables Outstanding" and "Total
Receivables" include, respectively, all Accounts other than Accounts closed at the request of account holders and all Receivables (including both finance charge receivables and principal receivables) other than Receivables in Accounts closed at the request of account holders.

         The following tables summarize the Trust Portfolio by various criteria as of February 28, 1999. Because the future composition of the Trust
Portfolio may change over time, these tables are not necessarily, indicative of the composition of the Trust Portfolio at any time subsequent to February
28, 1999.
                                   10



                                          Composition by Account Balance
                                                  Trust Portfolio

                                                Percentage of                               Percentage of Total
     Account Balance         Number of          Total Number              Receivables            Receivables
          Range              Accounts            of Accounts              Outstanding            Outstanding
----------------------  -----------------    ------------------   -----------------------  -----------------
Credit Balance......             55,005                 1.0%           $   (6,706,129)                 -0.1%
Zero Balance........          2,711,567                48.6%                        0                   0.0%
$1 - $1,000.........          1,127,823                20.2%              424,187,204                   5.6%
$1,001 - $5,000.....          1,211,511                21.7%            3,056,001,163                  40.2%
$5,001 - $10,000....            350,535                 6.3%            2,437,722,169                  32.1%
$10,001 - More......            119,554                 2.1%            1,683,698,034                  22.2%
                                -------                 ----            -------------                  -----
         Total......          5,575,995               100.0%           $7,594,902,441                 100.0%
                              =========               ======           ==============                 ======

                         Composition by Credit Limit
                               Trust Portfolio

                                                Percentage of                               Percentage of Total
     Account Balance         Number of          Total Number              Receivables            Receivables
          Range              Accounts            of Accounts              Outstanding            Outstanding
----------------------  -----------------    ------------------   -----------------------  -----------------
Less than $1,000...........     454,740               8.2%            $   112,863,545                 1.5%
$1,001 - $5,000............   1,760,951              31.6%              1,320,210,809                17.4%
$5,001 - $10,000...........   1,330,480              23.9%              1,888,353,832                24.9%
$10,001 and Up.............     545,000               9.8%              1,856,388,619                24.4%
                                -------               ----              -------------                -----
     Total (Optima)........   4,091,171              73.4%              5,177,816,805                68.2%

No Pre-Set Spending           1,484,824              26.6%              2,417,085,636                31.8%
                              ---------             ------              -------------                -----
Limit (Sign & Travel)......
     Grand Total...........   5,575,995             100.0%             $7,594,902,441               100.0%
                              =========             ======             ==============               ======

                     Composition by Period of Delinquency
                               Trust Portfolio


Period of Delinquency                           Percentage of                               Percentage of Total
(Days Contractually           Number of          Total Number              Receivables            Receivables
Delinquent)                   Accounts            of Accounts              Outstanding            Outstanding
----------------------      -------------      ----------------        ------------------  -----------------
Current to 30 Days.........   5,485,132              98.4%             $7,318,077,807                96.4%
31 to 60 Day...............      41,982               0.8%                115,791,508                 1.5%
61 to 90 Days..............      18,446               0.3%                 58,176,333                 0.8%
91 or More Days............      30,435               0.5%                102,856,793                 1.4%
                              ---------             ------             --------------               ------
     Total.................   5,575,995             100.0%             $7,594,902,441               100.0%
                              =========             ======             ==============               ======

                          Composition by Account Age
                               Trust Portfolio

                                                Percentage of                               Percentage of Total
                             Number of          Total Number              Receivables            Receivables
        Account Age          Accounts            of Accounts              Outstanding            Outstanding
----------------------     -------------      ----------------   -----------------------  -----------------
Not More than 12
Months...........             281,264                 5.0%            $   112,179,079                1.5%
12 Months to 17 Months.....   263,606                 4.7%                283,319,081                3.7%
18 Months to 23 Months.....   305,254                 5.5%                384,497,251                5.1%
24 Months to 35 Months.....   823,450                14.8%              1,100,418,512               14.5%
36 Months to 47 Months.....   750,342                13.5%                948,155,709               12.5%
48 Months to 59 Months.....   844,555                15.1%                927,982,388               12.2%
60 Months to 71 Months.....   700,549                12.6%                704,482,803                9.3%
72 Months and Greater......  1,606,975               28.8%              3,133,867,618               41.3%
                             ---------              ------              -------------              ------
    Total..................  5,575,995              100.0%             $7,594,902,441              100.0%
                             =========              ======              =============              ======

         As of February 28, 1999, approximately 15.89%, 11.83%, 9.10%, 8.04%
and 5.93% of the Receivables related to account holders having billing addresses in California, New York, Texas, Florida, and New Jersey, respectively. Not more than 5% of the Receivables related to account holders having billing addresses in any other single state.

                                                                        ANNEX I

                                 OTHER SERIES

     The table below sets forth the principal characteristics of all other series issued by the trust and currently outstanding. For more specific information with respect to the Series listed below, any prospective investor should contact American Express Centurion Bank at (801) 565-5023. Centurion will provide, without charge, to any prospective purchaser of the Series 1999-1 Certificates, a copy of the Prospectus Supplement for any series listed below.

                                                       Series 1996-1
Initial Invested Amount..............................................................................$1,000,000,000
Class A Initial Invested Amount........................................................................$865,000,000
Class A Certificate Rate............................................................................6.80% per annum
Class B Initial Invested Amount.........................................................................$60,000,000
Class B Certificate Rate............................................................................6.95% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$77,083,333.34
Commencement of Controlled Accumulation Period (subject to adjustment)..................................May 1, 2000
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$75,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date..............................................................May 2001 Distribution Date
Series Issuance Date...................................................................................May 16, 1996
Group.......................................................................................................Group I

                                                       Series 1997-1
Initial Invested Amount..............................................................................$1,000,000,000
Class A Initial Invested Amount........................................................................$865,000,000
Class A Certificate Rate............................................................................6.40% per annum
Class B Initial Invested Amount.........................................................................$60,000,000
Class B Certificate Rate............................................................................6.55% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$77,083,333.34
Commencement of Controlled Accumulation Period (subject to adjustment)............................September 1, 2001
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$75,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date........................................................September 2002 Distribution Date
Series Issuance Date................................................................................August 28, 1997
Group.......................................................................................................Group I

                                                       Series 1998-1
Initial Invested Amount..............................................................................$1,000,000,000
Class A Initial Invested Amount........................................................................$825,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.09% per annum
Class B Initial Invested Amount.........................................................................$80,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.25% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$75,416,666.67
Commencement of Controlled Accumulation Period (subject to adjustment).................................June 1, 2002
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$95,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.............................................................June 2003 Distribution Date
Series Issuance Date..................................................................................June 23, 1998
Group......................................................................................................Group II

